COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	76.4%
COMMUNICATIONS—TOWERS	11.5%
American Tower Corp.		109,801	$23,574,274
Crown Castle International Corp.		83,147	12,018,899

			35,593,173

REAL ESTATE	64.9%
DATA CENTERS	5.8%
Digital Realty Trust, Inc.		85,751	8,504,784
Equinix, Inc.		16,670	9,482,563

			17,987,347

HEALTH CARE	7.8%
Healthcare Realty Trust, Inc., Class A		209,830	4,374,955
Healthpeak Properties, Inc.		137,265	3,146,114
Ventas, Inc.		41,692	1,674,768
Welltower, Inc.		235,123	15,123,111

			24,318,948

HOTEL	1.5%
Host Hotels & Resorts, Inc.		304,256	4,831,585

INDUSTRIALS	10.9%
Americold Realty Trust, Inc.		210,861	5,187,181
BG LLH, LLC (Lineage Logistics)(a)		21,740	1,715,503
Duke Realty Corp.		226,793	10,931,423
Prologis, Inc.(b)		156,233	15,873,273

			33,707,380

NET LEASE	6.9%
NETSTREIT Corp.(b)		100,044	1,781,784
Realty Income Corp.		232,139	13,510,490
Spirit Realty Capital, Inc.		119,672	4,327,340
VICI Properties, Inc.		64,657	1,930,011

			21,549,625

OFFICE	0.6%
Highwoods Properties, Inc.		71,119	1,917,368

RESIDENTIAL	15.5%
APARTMENT	8.7%
Apartment Income REIT Corp.		67,866	2,620,985
Camden Property Trust		42,492	5,075,669
Essex Property Trust, Inc.		20,120	4,873,668

		Shares	Value
Mid-America Apartment Communities, Inc.		41,239	$6,394,932
UDR, Inc.		189,607	7,908,508

			26,873,762

MANUFACTURED HOME	2.0%
Sun Communities, Inc.		46,013	6,226,939

SINGLE FAMILY	4.8%
Invitation Homes, Inc.		441,146	14,897,500

TOTAL RESIDENTIAL			47,998,201

SELF STORAGE	8.5%
Extra Space Storage, Inc.		64,356	11,114,925
Public Storage		52,611	15,405,027

			26,519,952

SHOPPING CENTERS	5.4%
COMMUNITY CENTER	1.6%
Kimco Realty Corp.		265,163	4,881,651

REGIONAL MALL	3.8%
Simon Property Group, Inc.		131,239	11,778,700

TOTAL SHOPPING CENTERS			16,660,351

SPECIALTY	1.2%
Lamar Advertising Co., Class A		44,713	3,688,375

TIMBER	0.8%
Weyerhaeuser Co.		82,916	2,368,081

TOTAL REAL ESTATE			201,547,213

TOTAL COMMON STOCK (Identified cost—$193,333,443)			237,140,386

PREFERRED SECURITIES—$25 PAR VALUE	9.1%
BANKS	1.0%
Bank of America Corp., 6.00%, Series GG(c)		24,869	594,369
JPMorgan Chase & Co., 5.75%, Series DD(c)		25,000	617,750
JPMorgan Chase & Co., 4.75%, Series GG(c)		25,000	526,500
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	444,982
KeyCorp., 6.20% to 12/15/27(c),(d)		6,000	145,500
Truist Financial Corp., 4.75%, Series R(c)		15,000	297,600
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	168,032
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	345,552

			3,140,285

		Shares	Value
ELECTRIC	0.5%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	$123,630
CMS Energy Corp., 5.875%, due 10/15/78		17,000	391,850
CMS Energy Corp., 5.875%, due 3/1/79		20,000	463,800
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	273,600
Southern Co./The, 4.95%, due 1/30/80, Series 2020		7,000	144,480

			1,397,360

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(c),(d)		15,000	370,800

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
AT&T, Inc., 5.625%, due 8/1/67		19,118	469,538
AT&T, Inc., 5.00%, Series A(c)		15,000	307,950
AT&T, Inc., 4.75%, Series C(c)		8,000	150,240
United States Cellular Corp., 5.50%, due 6/1/70		21,378	395,493

			1,323,221

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(c),(d)		27,235	658,815

REAL ESTATE	6.8%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 5.85%, Series K(c)		16,005	356,271
Digital Realty Trust, Inc., 5.20%, Series L(c)		10,175	214,184
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,672,394
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	988,950
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(c)		15,001	298,220

			3,530,019

DIVERSIFIED	0.9%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,214,230
EPR Properties, 5.75%, Series G(c)		16,472	295,508
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(c)		17,289	836,787
Urstadt Biddle Properties, Inc., 5.875%, Series K(c)		25,000	507,500

			2,854,025

HOTEL	1.2%
Pebblebrook Hotel Trust, 6.30%, Series F(c)		28,944	548,199
Pebblebrook Hotel Trust, 6.375%, Series G(c)		28,566	534,184
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	404,400
RLJ Lodging Trust, 1.95%, Series A(c)		33,675	827,732
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	545,582
Summit Hotel Properties, Inc., 5.875%, Series F(c)		19,054	344,496

		Shares	Value
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		14,000	$283,500
Sunstone Hotel Investors, Inc., 5.70%, Series I(c)		9,827	182,193

			3,670,286

INDUSTRIALS	0.4%
PS Business Parks, Inc., 5.20%, Series Y(c)		18,000	267,300
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	528,616
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	348,600

			1,144,516

NET LEASE	0.4%
Agree Realty Corp., 4.25%, Series A(c)		15,501	263,362
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,093,958

			1,357,320

OFFICE	1.0%
Arbor Realty Trust, Inc., 6.375%, Series D(c)		7,200	139,968
Brookfield Property Partners LP, 5.75%, Series A(c)		23,926	406,742
Brookfield Property Preferred LP, 6.25%, due 7/26/81		27,000	507,600
City Office REIT, Inc., 6.625%, Series A(c)		20,543	410,449
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	467,320
SL Green Realty Corp., 6.50%, Series I(c)		14,408	312,798
TPG RE Finance Trust, Inc., 6.25%, Series C(c)		9,294	161,251
Vornado Realty Trust, 5.25%, Series M(c)		6,815	118,785
Vornado Realty Trust, 5.25%, Series N(c)		22,545	397,468
Vornado Realty Trust, 4.45%, Series O(c)		9,077	145,595

			3,067,976

RESIDENTIAL	0.8%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(c)		19,695	474,925

MANUFACTURED HOME	0.2%
Green Brick Partners, Inc., 5.75%, Series A(c)		6,230	127,715
UMH Properties, Inc., 6.375%, Series D(c)		18,731	445,798

			573,513

SINGLE FAMILY	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	532,013

		Shares	Value
American Homes 4 Rent, 6.25%, Series H(c)		29,838	$715,515

			1,247,528

TOTAL RESIDENTIAL			2,295,966

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	336,995
Public Storage, 4.875%, Series I(c)		4,981	106,294
Public Storage, 4.70%, Series J(c)		268	5,473
Public Storage, 4.00%, Series P(c)		33,847	577,768

			1,026,530

SHOPPING CENTERS—COMMUNITY CENTER	0.7%
Saul Centers, Inc., 6.125%, Series D(c)		39,100	830,093
Saul Centers, Inc., 6.00%, Series E(c)		21,465	453,770
SITE Centers Corp., 6.375%, Series A(c)		48,952	997,642

			2,281,505

TOTAL REAL ESTATE			21,228,143

UTILITIES	0.1%
Sempra Energy, 5.75%, due 7/1/79		9,984	236,022

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$32,809,366)			28,354,646

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	10.1%
BANKS	3.3%
Bank of America Corp., 6.10% to 3/17/25, Series AA(c),(d)		$567,000	543,926
Bank of America Corp., 6.125% to 4/27/27, Series TT(c),(d)		620,000	587,450
Bank of America Corp., 6.25% to 9/5/24, Series X(c),(d)		875,000	847,656
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(c),(d)		388,000	300,700
Citigroup, Inc., 4.00% to 12/10/25, Series W(c),(d)		900,000	760,500
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c),(d)		400,000	319,000
Citigroup, Inc., 5.95% to 1/30/23(c),(d)		430,000	425,967
Citigroup, Inc., 5.95% to 5/15/25, Series P(c),(d)		400,000	362,519
Citigroup, Inc., 6.25% to 8/15/26, Series T(c),(d)		430,000	412,370
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(c),(d)		400,000	318,500
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c),(d)		430,000	413,069

		Principal Amount	Value

JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(c),(d)		$250,000	$242,825
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(c),(d)		1,080,000	1,070,875
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(c),(d)		300,000	279,000
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(c),(d)		700,000	663,250
Regions Financial Corp., 5.75% to 6/15/25, Series D(c),(d)		200,000	197,500
SVB Financial Group, 4.00% to 5/15/26, Series C(c),(d)		870,000	661,605
SVB Financial Group, 4.25% to 11/15/26, Series D(c),(d)		550,000	405,898
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c),(d)		1,120,000	947,800
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		400,000	381,819

			10,142,229

BANKS—FOREIGN	2.4%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c),(d),(e),(f)		200,000	186,601
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c),(d),(f)		800,000	744,120
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(c),(d),(f),(g)		600,000	551,370
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(c),(d),(f),(g)		800,000	740,240
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(c),(d),(f),(g)		300,000	276,831
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(c),(d),(f),(g)		700,000	645,172
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(c),(d),(f),(g)		400,000	393,352
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c),(d),(f)		400,000	339,120
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(c),(d),(f)		600,000	516,319
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c),(d),(e),(f)		400,000	376,628
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(c),(d),(f)		400,000	371,898
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c),(d),(f)		800,000	732,000
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(f),(g)		800,000	763,244
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(c),(d),(f),(g)		800,000	758,960

			7,395,855

COMMUNICATIONS—TOWERS	0.1%
American Tower Corp., 3.60%, due 1/15/28		267,000	237,340
SBA Communications Corp., 3.125%, due 2/1/29		100,000	80,646

			317,986

		Principal Amount	Value

ELECTRIC	0.1%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)		$535,000	$435,164

FINANCIAL	0.5%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26(c),(d)		219,000	169,326

INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(c),(d)		500,000	367,916
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(c),(d)		1,250,000	1,026,820

			1,394,736

TOTAL FINANCIAL			1,564,062

INSURANCE	0.8%
LIFE/HEALTH INSURANCE	0.3%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(d),(g)		550,000	504,550
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(d)		300,000	296,259
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(d)		300,000	280,580

			1,081,389

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)(c),(d),(g)		300,000	275,419

MULTI-LINE—FOREIGN	0.1%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d),(e)		400,000	354,000

PROPERTY CASUALTY	0.1%
Markel Corp., 6.00% to 6/1/25(c),(d)		350,000	340,142

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(e)		606,000	587,872

TOTAL INSURANCE			2,638,822

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.3%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		800,000	555,768
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(d)		300,000	286,150

			841,918

		Principal Amount	Value

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series H(c),(d)		$200,000	$174,721
Energy Transfer LP, 7.125% to 5/15/30, Series G(c),(d)		515,000	424,382

			599,103

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		300,000	268,807
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)		340,000	328,321

			597,128

REAL ESTATE	1.7%
DIVERSIFIED	0.1%
Spirit Realty LP, 3.40%, due 1/15/30		300,000	244,110

FINANCE	0.5%
Boston Properties LP, 2.45%, due 10/1/33		75,000	52,925
Tanger Properties LP, 2.75%, due 9/1/31		225,000	160,009
VICI Properties LP, 5.125%, due 5/15/32		375,000	333,230
VICI Properties LP, 5.625%, due 5/15/52		200,000	165,922
VICI Properties LP / VICI Note Co Inc., 5.75%, due 2/1/27, 144A(g)		750,000	708,334

			1,420,420

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	73,611

INDUSTRIALS	0.1%
Agree LP, 4.80%, due 10/1/32		150,000	133,966
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.875%, due 5/15/29, 144A(g)		200,000	162,312

			296,278

NET LEASE	0.0%
Essential Properties LP, 2.95%, due 7/15/31		200,000	146,407

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		250,000	239,839
Office Properties Income Trust, 2.40%, due 2/1/27		200,000	144,280
Vornado Realty LP, 2.15%, due 6/1/26		150,000	125,699

			509,818

		Principal Amount	Value

RETAIL—FOREIGN	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(d),(g)		$600,000	$516,027
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(d),(g)		1,100,000	896,852

			1,412,879

SELF STORAGE	0.1%
Life Storage LP, 4.00%, due 6/15/29		300,000	265,270

SHOPPING CENTERS	0.2%
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	783,472

TOTAL REAL ESTATE			5,152,265

TELECOMMUNICATION—FOREIGN	0.2%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(e)		700,000	666,120

UTILITIES	0.3%
ELECTRIC	0.2%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		210,000	200,797
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(d)		500,000	394,113

			594,910

ELECTRIC—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)		400,000	327,564

TOTAL UTILITIES			922,474

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$35,667,584)			31,273,126

CORPORATE BONDS	0.9%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	266,537

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(g)		300,000	225,090

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 2.875%, to 3/2/25, Series B(c),(d)		500,000	433,243

		Principal Amount	Value
REAL ESTATE	0.6%
DIVERSIFIED	0.2%
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(g)		$600,000	$448,470

HEALTH CARE	0.0%
Diversified Healthcare Trust, 9.75%, due 6/15/25		150,000	136,002

NET LEASE	0.3%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(g)		300,000	234,415
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(g)		594,000	497,318
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(g)		350,000	316,365

			1,048,098

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, due 5/15/26, 144A(g)		250,000	226,339

TOTAL REAL ESTATE			1,858,909

TOTAL CORPORATE BONDS (Identified cost—$3,384,802)			2,783,779

		Ownership%*
PRIVATE REAL ESTATE—OFFICE	1.3%
Legacy Gateway JV LLC, Plano, TX(h)		7.9%	3,905,119

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			3,905,119

		Shares
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(i)		7,460,776	7,460,776

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,460,776)			7,460,776

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$21,120)	0.0%	$8,399

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$275,974,360)	100.2%	310,926,231
WRITTEN OPTION CONTRACTS (Premiums received—$75,905)	(0.1)	(299,782)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.1)	(125,000)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(78,747)

NET ASSETS (Equivalent to $11.77 per share based on 26,384,080 shares of common stock outstanding)	100.0%	$310,422,702

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Paid	Value
Call — Prologis, Inc.	$140.00	10/21/22	56	$568,960	$7,640	$139
Call — American Tower Corp.	240.00	11/18/22	28	601,160	13,480	8,260
			84	$1,170,120	$21,120	$8,399

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Call — Prologis, Inc.	$145.00	10/21/22	(112)	$(1,137,920)	$(6,560)	$(178)
Call — American Tower Corp.	250.00	11/18/22	(56)	(1,202,320)	(14,059)	(8,120)
Call — Public Storage	320.00	12/16/22	(21)	(614,901)	(11,840)	(15,025)
Put — Digital Realty Trust Inc.	110.00	10/21/22	(72)	(714,096)	(14,233)	(89,640)
Put — Prologis, Inc.	110.00	10/21/22	(118)	(1,198,880)	(16,914)	(112,924)
Put — Welltower, Inc.	72.50	10/21/22	(89)	(572,448)	(12,299)	(73,895)
			(468)	$(5,440,565)	$(75,905)	$(299,782)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	459,742	USD	463,098	10/4/22	$12,528
Brown Brothers Harriman	USD	450,087	EUR	459,742	10/4/22	483
Brown Brothers Harriman	EUR	447,711	USD	439,145	11/2/22	(510)

						$12,501

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the limited liability company prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

(a)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with written option contracts. $2,118,965 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,171,221 which represents 0.7% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $7,395,855 or 2.4% of the net assets of the Fund.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $9,140,660 which represents 2.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

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NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate

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NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$31,991,877	$—	$1,715,503	(a)	$33,707,380
Other Industries	203,433,006	—	—		203,433,006
Preferred Securities—$25 Par Value	28,354,646	—	—		28,354,646
Preferred Securities—Capital Securities	—	31,273,126	—		31,273,126
Corporate Bonds	—	2,783,779	—		2,783,779
Private Real Estate—Office	—	—	3,905,119	(b)	3,905,119
Short-Term Investments	—	7,460,776	—		7,460,776
Purchased Option Contracts	8,260	139	—		8,399

Total Investments in Securities(c)	$263,787,789	$41,517,820	$5,620,622		$310,926,231

Forward Foreign Currency Exchange Contracts	$—	$13,011	$—		$13,011

Total Derivative Assets(c)	$—	$13,011	$—		$13,011

Forward Foreign Currency Exchange Contracts	$—	$(510)	$—		$(510)
Written Option Contracts	(299,782)	—	—		(299,782)

Total Derivative Liabilities(c)	$(299,782)	$(510)	$—		$(300,292)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$2,182,913	$—
Purchases	—	7,129,806
Return of capital distribution	—	(3,832,537)
Change in unrealized appreciation (depreciation)	(467,410)	607,850

Balance as of September 30, 2022	$1,715,503	$3,905,119

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $140,440.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$1,715,503	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.3x 15%	Increase Decrease
Private Real Estate— Office	$3,905,119	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.00% 6.00%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the for the nine months ended September 30, 2022:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,038,186	$7,406,016	$513,825

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option exchange contracts outstanding at month end. For the period, this represents seven months for purchased option contracts and nine months for written option contracts.